UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 20, 2013

Spindle, Inc.

(Exact name of registrant as specified in Charter)

Nevada	333-145088	20-8241820
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8700 E Vista Bonita Dr, STE 260

Scottsdale, AZ 85255

(Address of Principal Executive Offices)

480-335-7351

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Spindle, Inc. (the “Company”) with the Securities and Exchange Commission on March 22, 2013 (the “Original 8-K”), announcing the completion of its acquisition of MeNetwork, Inc. (“MeNetwork”). The information previously reported in the Original 8-K is hereby incorporated by reference into this Current Report on Form 8-K/A. This Current Report on Form 8-K/A amends Item 9.01 of the Original 8-K to provide the audited financial statements of MeNetwork for the fiscal years ended December 31, 2012 and 2011, and the unaudited pro forma financial information relative to the acquisition of MeNetwork for the fiscal year ended December 31, 2012, as required pursuant to Items 9.01(a), 9.01(b) and 9.01(d).

Item 9.01 Financial Statements and Exhibits.

The following financial statements are included in this Current Report on Form 8-K/A:

(a) Financial Statements of Business Acquired

•

Audited Financial Statements of MeNetwork for the fiscal years ended December 31, 2012 and 2011 are attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information

•

Unaudited Pro Forma Condensed Financial Statements of the Company, after giving effect to the acquisition of MeNetwork, for the fiscal year ended December 31, 2012 are attached hereto as Exhibit 99.2.

(d) Exhibits.

The following exhibits are attached herewith:

Exhibit No.	Description

23.1	Independent Auditors’ Consent, LL Bradford & Company, dated October 10, 2013

99.1	Audited Financial Statements of MeNetwork for the fiscal years ended December 31, 2012 and 2011.

99.2	Unaudited Pro Forma Condensed Financial Statements of the Company, after giving effect to the acquisition of MeNetwork for the fiscal year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Spindle, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Spindle, Inc.
(Registrant)

Date: October 10, 2013	By:	/s/ William Clark
William Clark
Chief Executive Officer

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